UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 2006

                       ATLANTIC COAST FEDERAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

           Federal                  000-50962                  59-3764686
           --------                 ---------                  ----------
 (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                   Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 8.01.  OTHER EVENTS.

         On December 6, 2006, the Company issued a press release announcing the organization of its banking operations (Atlantic Coast Bank) into market regions and the appointment of Tricia H. Echols as Market President for Georgia and Carl
W. Insel as Market President for Florida. The Company also announced the creation of the new position of Chief Operating Officer for the Bank, naming Thomas B. Wagers to that post. The full text of the press release is set forth in Exhibit 99.1.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

                  99.1     Press release dated December 6, 2006


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ATLANTIC COAST FEDERAL CORPORATION


Date:  December 6, 2006        By:  /s/ Robert J. Larison, Jr.
                                    --------------------------------------------
                                        Robert J. Larison, Jr.
                                        President and Chief Executive Officer
                                        (Duly Authorized Representative)



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                                  EXHIBIT INDEX

Exhibit
Number                     Description of Exhibit(s)
------                     -------------------------

    99.1 Copy of press release issued by the Company on December 6, 2006.